EXHIBIT 10.3

    Change of Control Agreement between Premier Bank and John J. Ginley. (Incorporated by reference to Exhibit 10.3 to the Company's Quarterly Report on Form 10-QSB filed with the Securities Exchange Commission on November 13, 1998).


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